                         WAIVER AND SECOND AMENDMENT TO
                     AMENDED AND RESTATED REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of this __ day of November, 2003, by and between each of OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation, OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation, PRIMEVISION HEALTH, INC., a Delaware corporation, and OPTICARE ACQUISITION CORPORATION, a New York corporation (collectively, the "BORROWER"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "LENDER").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of January 25, 2002, by and between Opticare Health Systems, Inc., Opticare Eye Health Centers, Inc. and Primevision Health, Inc., each as borrower, and Lender (as amended to date and as amended, supplemented, modified and restated from time to time, collectively, the "LOAN AGREEMENT"), the Lender agreed to make available to such borrowers the Revolving Facility. Pursuant to that certain First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of February 7, 2003, by and between Borrower and Lender, among other things, Opticare Acquisition Corporation became a borrower under the Loan Agreement as more particularly set forth therein.

         B. Pursuant to the Loan Agreement, the Borrower has requested that Lender enter into certain amendments and waivers of the Loan Agreement, and Lender has agreed to do so upon the terms and subject to the conditions set forth herein and in the Loan Agreement provided (among other things) that the parties hereto execute and deliver this Amendment and otherwise comply with the agreements set forth herein and in the Loan Agreement.

         C. In furtherance of the foregoing, the parties hereto desire to enter into this Amendment to amend certain aspects of the Loan Agreement as more particularly provided herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The sections, definitions, schedules, annexes and exhibits of and to the Loan Agreement referenced and/or set forth on Annex A to this Amendment are hereby amended and restated in full to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.

         SECTION 3. WAIVER. Lender hereby waives any Default or Event of Default that has occurred with respect to Borrower's failure to maintain the minimum Fixed Charge Ratio pursuant to Section 1 of Annex I to the Loan Agreement for the Test Periods ending on July 31, 2003, August 31, 2003 and September 30, 2003, and Lender hereby waives Borrower's compliance with the Fixed Charge Ratio pursuant to Section 1 of Annex I to the Loan Agreement from the period commencing with October 1, 2003 through and including March 31, 2004 (the "Waiver Period"); provided that during the Waiver

                                                     Annex A to Second Amendment
                                                                          Page 2


Period, Borrower shall be required to deliver to Lender no later than the last day of each month commencing November 30, 2003, a comprehensive report of general business conditions acceptable to Lender, which report shall include, but not be limited to, a detailed income statement, balance sheet and cash flow statement, each broken down by business segment for the applicable Borrower's business practices, for the immediately preceding month, together with a narrative discussion and analysis acceptable to Lender of the monthly performance compared to budget and the comparative period for the previous calendar year.

         SECTION 4. REPRESENTATIONS AND WARRANTIES.

         (a) Notwithstanding any other provision of this Amendment, each Borrower hereby (a) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower and this Amendment and confirms that they are true and correct, (b) represents and warrants that they are Affiliates of each other, and (c) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).

         (b) Each Borrower hereby represents and warrants as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the New Borrower Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the New Borrower Loan Documents, as applicable, by or against it; (iv) this Amendment and the New Borrower Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Amendment and the New Borrower Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

         SECTION 5. EXPENSES. Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the New Borrower Loan Documents contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC-1 Financing Statements and searches required hereunder and under the Loan Agreement, and all of the same may be charged to Borrower's account and shall be part of the Obligations. In addition and without limiting the foregoing, Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the amended note and the recording of the security documents and financing statements therefor and pursuant to the Security Documents contemplated hereby.


         SECTION 6. `REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof,"

                                                     Annex A to Second Amendment
                                                                          Page 3


"herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (ii) each reference in any other Loan Document to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.

         SECTION 7. GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

         SECTION 8. HEADINGS AND COUNTERPARTS. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

         SECTION 9. AMENDMENTS. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and both Borrowers. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement. The New Borrower Loan Documents shall be considered Loan Documents for all purposes under the Loan Agreement and other Loan Documents.

         SECTION 10. ENTIRE AGREEMENT. This Amendment, the Loan Agreement, other Loan Documents and New Borrower Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         SECTION 11. MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Lender, all future holders of any note, any of the

                                                     Annex A to Second Amendment
                                                                          Page 4

Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

         SECTION 12. EFFECTIVE DATE. Notwithstanding the date of execution or delivery of this Amendment or any other date set forth herein, this Amendment shall be effective on the date (the "Effective Date") upon which the following conditions precedent are satisfied:

         (a) execution and delivery to Lender of this Amendment by each Borrower;

         (b) receipt by Lender of all fees, charges and expenses payable to Lender on or prior to the Effective Date;

         (c) receipt by Lender of the Term B Note;

         (d) receipt by Lender of a guaranty agreement in form and substance acceptable to Lender executed by Palisade Concentrated Equity Partnership, L.P.; and

         (e) receipt by Lender, in immediately available funds, of a $50,000 amendment fee.


                        [SIGNATURES APPEAR ON NEXT PAGE]

                                                     Annex A to Second Amendment
                                                                          Page 5

         IN WITNESS WHEREOF, the parties have caused this Waiver and Second Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER:                          CAPITALSOURCE FINANCE LLC,
                                 a Delaware limited liability company


                                 By:    /s/ Keith D. Reuben
                                        -----------------------------
                                 Name:  Keith D. Reuben
                                        -----------------------------
                                 Title  Director
                                        -----------------------------


BORROWERS:

                                 OPTICARE HEALTH SYSTEMS, INC.,
                                 a Delaware corporation

                                 By:    /s/ Dean J. Yimoyines
                                        -----------------------------
                                 Name:  Dean J. Yimoyines
                                        -----------------------------
                                 Its    Chief Executive Officer
                                        -----------------------------



                                 PRIMEVISION HEALTH, INC.,
                                 a Delaware corporation

                                 By:    /s/ Dean J. Yimoyines
                                        -----------------------------
                                 Name:  Dean J. Yimoyines
                                        -----------------------------
                                 Title  President
                                        -----------------------------



                                 OPTICARE EYE HEALTH CENTERS, INC.,
                                 a Connecticut corporation

                                 By:    /s/ Dean J. Yimoyines
                                        -----------------------------
                                 Name:  Dean J. Yimoyines
                                        -----------------------------
                                 Title  President
                                        -----------------------------



                                 OPTICARE ACQUISTION CORP.

                                 By:    /s/ Dean J. Yimoyines
                                        -----------------------------
                                 Name:  Dean J. Yimoyines
                                        -----------------------------
                                 Title  President
                                        -----------------------------

                                                     Annex A to Second Amendment
                                                                          Page 6


                                     ANNEX A
                                       TO
                    JOINDER AGREEMENT AND FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

         Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:


         1. AMENDMENT TO SECTION 2.1(A) OF THE LOAN AGREEMENT. Subsection (a) of
Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(a) Subject to the provisions of this Agreement, Lender shall make Advances to Borrower under the Revolving Facility from time to time during the Term, provided that, notwithstanding any other provision of this Agreement, the aggregate amount of all Advances at any one time outstanding under the Revolving Facility shall not exceed the lesser of (a) the Facility Cap, and (b) the Availability. The Revolving Facility is a revolving credit facility, which may be drawn, repaid and redrawn, from time to time as permitted under this Agreement. Any determination as to whether there is availability within the Borrowing Base for Advances shall be made by Lender in its sole discretion and is final and binding upon Borrower. Unless otherwise permitted by Lender, each Advance shall be in an amount of at least $1,000. Subject to the provisions of this Agreement, Borrower may request Advances under the Revolving Facility up to and including the value, in Dollars, of (i) eighty-five percent (85%) of the Borrowing Base for Accounts Receivables, plus (ii) fifty-five percent (55%) of the Borrowing Base for Eligible Inventory, provided however, that the advance rate for the Wise Eligible Inventory shall be fifty percent (50%) of the Borrowing Base relating to the Wise Eligible Inventory, minus, if applicable, amounts reserved pursuant to this Agreement (such calculated amount being referred to herein as the "AVAILABILITY"). Notwithstanding the foregoing, from the effective date of the Second Amendment through and including March 31, 2004, Borrower may request Advances under the Revolving Facility up to and including the value, in Dollars, of (i) fifty-five percent (55%) of the Borrowing Base for Eligible Inventory, including without limitation, Wise Eligible Inventory. From and after April 1, 2004, the Borrowing Base for Eligible Inventory shall automatically revert back to the formula specified in the fifth sentence of this Section 2.1(a). Advances under the Revolving Facility automatically shall be made for the payment of interest on the Revolving Note and other Obligations on the date when due to the extent available and as provided for herein."

         2. AMENDMENT TO SECTION 2.1(C) OF THE LOAN AGREEMENT. Subsection (c) of
Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:


                  "Borrower shall be permitted to borrow, for the period of time commencing on November 30, 2003 and expiring on March 31, 2004, in addition to the Availability (the "Overadvance") not to exceed, at any one time, $700,000 (the "Maximum Overadvance Amounts"). Each Overadvance shall be part of the Revolving Facility, evidenced by the Revolving Note and, when aggregated with all other Advances, subject at all times to the Facility Cap. The aggregate balance of all Overadvances shall be due and payable in full in cash on March 31, 2004, and if the aggregate balance of all outstanding Overadvances exceeds the Maximum Overadvance Amount, the Borrower shall immediately repay such excess. No Overadvance shall be made at any time that a Default or Event of Default shall have occurred and be continuing past any cure period. Any mandatory prepayment of the Overadvances pursuant to

                                                     Annex A to Second Amendment
                                                                          Page 7


         Section 2.10 hereof shall permanently reduce the Overadvance."

         3. AMENDMENT TO SECTION 2.3 OF THE LOAN AGREEMENT. Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Interest on outstanding Advances under the Revolving Note shall be payable monthly in arrears on the first day of each calendar month at an annual rate of Prime Rate plus 1.5%, provided, however, that, notwithstanding, any provision of any Loan Document, (i) the interest on all outstanding Overadvances under the Revolving Note shall be payable monthly in arrears on the first day of each calendar month at an annual rate of Prime Rate plus 5.5%, (ii) the interest on all outstanding Advances (including all Overadvances) under the Revolving Note shall be not less than 5.75%, and (iii) in each case shall be calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period. Interest accrued on each Advance under the Revolving Note shall be due and payable on the first day of each calendar month, in accordance with the procedures provided for in Section 2.5 and Section 2.9, commencing February 1, 2002, and continuing until the later of the expiration of the Term and the full performance and irrevocable payment in full in cash of the Obligations and termination of this Agreement."

         4. AMENDMENT TO SECTION 2.5 OF THE LOAN AGREEMENT. Section 2.5 of the Loan Agreement is hereby amended to add the following text to the last sentence thereof:

                  "Notwithstanding the foregoing, following the five (5) Business Day clearance period, if no Default or Event of Default has occurred, all funds transferred to the Concentration Account shall be applied by Lender first to the remaining Overadvances until no amounts are outstanding with respect thereto and then to the remaining Obligations under the Revolving Facility; otherwise all funds transferred to the Concentration Account shall be applied by Lender in such order as Lender may determine."

         5. AMENDMENT TO SECTION 2.7 OF THE LOAN AGREEMENT. Section 2.7 of the Loan Agreement is hereby amended to add a new subsection (c) to read as follows:

                  "(c) Notwithstanding the foregoing, Lender agrees to advance to Borrower on the Effective Date of the Second Amendment, an amount equal to $315,286 to be constituted of a single draw, which shall for all purposes of this Agreement be considered a portion of the Term Loan."


         6. AMENDMENT TO SECTION 2.10 OF THE LOAN AGREEMENT. Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "In addition to and without limiting any provision of any Loan
Document:

                  (a) if a Change of Control occurs, on or prior to the first Business Day following the date of such Change of Control, Borrower shall prepay the Term Loan, including, without limitation, all outstanding Advances and all other Obligations, in full in cash together with accrued interest thereon to the date of prepayment and all other amounts owing to Lender under the Loan Documents related to the Term Loan provided, however, that no prepayment hereunder shall be required for any Change of Control caused by an equity investment as long as Borrower is not otherwise in default under this Agreement; and

                                                     Annex A to Second Amendment
                                                                          Page 8


                  (b) if Borrower sells or otherwise disposes any of its assets or properties (other than in the ordinary course of Borrower's business), receives any property damage insurance award which is not used to repair or replace the property covered thereby, then it shall apply 100% of the proceeds thereof first to the permanent repayment of any outstanding Overadvances, together with accrued interest thereon and all other Obligations owing to Lender under the Loan Documents related to such Overadvances, such payment to be applied at such time and in such manner and order as Lender shall decide in its sole discretion."


         7. AMENDMENT TO SECTION 3.4(A) OF THE LOAN AGREEMENT. Section 3.4(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:


                  "(a) Revolver Early Termination Fee. If (i) Borrower terminates the Revolving Facility under Section 11.1 hereof, (ii) Borrower is required to make payment in full of the Revolving Facility and/or Obligations relating to the Revolving Facility upon the occurrence of an Event of Default, (iii) a voluntary or involuntary Change of Control or payment pursuant to Section 2.11 occurs, (iv) any other voluntary or involuntary prepayment of the Revolving Facility and/or Obligations relating to the Revolving Facility by Borrower or any other Person occurs (other than reductions to zero of the outstanding balance of the Revolving Facility resulting from the ordinary course operation of the provisions of Section 2.5), whether by virtue of Lender's exercising its right of set-off or otherwise, (v) Lender accelerates the Revolving Note or makes any demand on the Revolving Note, or (vi) any payment or reduction of the outstanding balance of the Revolving Note and/or the Revolving Facility is made during a bankruptcy, reorganization or other proceeding or is made pursuant to any plan of reorganization or liquidation or any Debtor Relief Law, (each, a "REVOLVER TERMINATION"), then, at the effective date of any such termination, Borrower shall pay Lender (in addition to the then outstanding principal, accrued interest and other Obligations relating to the Revolving Facility pursuant to the terms of this Agreement and any other Loan Document), as yield maintenance for the loss of bargain and not as a penalty, an amount equal to (x) if the revolver termination occurs prior to December 31, 2004, 2% of the Facility Cap, or (y) if the revolver termination occurs after December 31, 2004, but prior to expiration of the Revolving Facility Term, 1% of the Facility Cap; provided, however, that in the event the revolver termination arises pursuant to a voluntary prepayment of the Revolving Facility and Obligations relating to the Revolving Facility by Borrower pursuant to a refinancing by a third party commercial financial institution whose primary business is providing senior secured financing the yield maintenance for the loss of bargain shall be equal to an amount equal to (x) if the revolver termination occurs prior to December 31, 2004, the greater of (1) 2% of the Facility Cap and (2) the Yield Maintenance Amount, and (y) if the revolver termination occurs prior to expiration of the Revolving Facility Term, the greater of (1) 1% of the Facility Cap and (2) the Yield Maintenance Amount."

         8. AMENDMENT TO SECTION 3.4(B) OF THE LOAN AGREEMENT. Section 3.4(b) of the Loan Agreement is hereby amended by deleting the rate of "1%" in the last sentence thereof and replacing it with the rate of "2%".

         9. AMENDMENT TO ANNEX I OF THE LOAN AGREEMENT.

         (a) Section 2 of Annex I to the Loan Agreement is hereby amended and restated in its entirety as follows.

                  "Until full performance and satisfaction, and indefeasible payment in full in cash, of all

                                                     Annex A to Second Amendment
                                                                          Page 8

the Obligations, Borrower, individually and collectively on a consolidated and consolidating basis, will maintain a minimum Tangible Net Worth at all times equal to $(10,000,000), provided however, that if Borrower's minimum Tangible Net Worth at any time declines below the level set forth in this covenant due to asset sales, then such decline shall not constitute a default hereunder."

         (b) Annex I is hereby amended by adding the following definitions thereto in proper alphabetical order to read in full as follows:

                  "Intangible Assets" means all intangible assets (determined in conformity with GAAP) including, without limitation, goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income, restricted funds, investments in Subsidiaries, intercompany receivables and accumulated depreciation.

                  "Tangible Net Worth" means assets (excluding Intangible Assets) less liabilities (determined in conformity with GAAP).

                  "Term Note B" means that certain Term Note dated November ___, 2003 made by Borrower payable to the order of Lender in the original principal amount of $315,286.

         10. AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS.

         (a) Appendix A is hereby amended by amending and restating the following definitions to read in full as follows:

         "Revolving Facility Term" shall mean the period commencing on the Closing Date and ending the date that is four (4) years after the Closing Date.

         "Term Loan Term" shall mean the period commencing on the Closing Date and ending the date that is four (4) years after the Closing Date.

         "Term Note" shall mean, collectively and each individually, (a) the Term Note B, and (b) that certain Amended and Restated Term Note payable to the order of Lender executed by Borrower dated as of January 25, 2002, each evidencing the Term Loan, as the same may be modified, amended or supplemented from time to time.

         (b) Appendix A is hereby amended by adding the following definitions thereto in proper alphabetical order to read in full as follows:

         "Second Amendment" shall mean that certain Waiver and Second Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of November __, 2003, by and between the Borrowers and Lender.

         "Yield Maintenance Amount" shall mean an amount equal to the difference between (x) the all-in effective yield (measured as a percentage per annum), excluding the Commitment Fee, which could be earned on the Revolving Balance from the Closing Date through and including January 25, 2006, and (y) the total interest and fees, excluding the Commitment Fee, actually paid by Borrower to Lender on the Revolving Facility prior to the later of the Termination Date or the date of prepayment. As used herein, "Revolving Balance" shall mean, on any date of determination, the average outstanding balance under the Revolving Facility for the immediately preceding twelve (12) months ending on such date.